Exhibit 99.1
                                  ------------

                                THE MORTGAGE POOL

GENERAL

         References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the later of (1) the first day of the month in which the related mortgage loan was deposited with the indenture trustee or (2) the origination date of such mortgage loan (each a "Cut-off Date").

         The mortgage pool will consist of approximately 2,163 conventional one- to four-family, adjustable-rate and fixed-rate, fully-amortizing and balloon payment mortgage loans secured by first and second liens on mortgaged properties and having an aggregate principal balance as of the Cut-off Date of approximately $499,995,950, after application of scheduled payments due on or before the Cut-off Date whether or not received. Approximately 98.39% of the mortgage loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 1.61% of the mortgage loans have fixed rates and are secured by second liens on the related mortgaged property. The mortgage loans will have original terms to maturity of not greater than 30 years.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on each adjustable-rate mortgage loan will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related Index plus (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the Index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on substantially all of the adjustable-rate mortgage loans will adjust based on an index equal to Six-Month LIBOR. In the event that Six-Month LIBOR is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         A majority of the mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

PREPAYMENT CHARGES

         Approximately 60.51% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No initial mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of the initial mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the initial mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the initial mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the initial mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the adjustable-rate initial mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy. None of the fixed-rate initial mortgage loans are so insured.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

         Each Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policies, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.50% per annum to 1.34% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         Each mortgage loan is required to be covered by a standard hazard insurance policy.

         SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER -- HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE LOAN CHARACTERISTICS

         The average principal balance of the mortgage loans at origination was approximately $231,702. No mortgage loan had a principal balance at origination of greater than approximately $750,000 or less than approximately $17,200. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $231,159. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $750,000 or less than approximately $14,087.

         As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 2.875% per annum to approximately 16.750% per annum and the weighted average mortgage rate was approximately 6.664% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 356 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to February 1, 1997 or after April 1, 2002, or will have a remaining term to maturity of less than 64 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is March 1, 2032.

         Approximately 87.46% of the fixed-rate mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date), are High CLTV Loans.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the mortgage loans was approximately 83.40%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any mortgage loan was greater than approximately 125.00% or less than approximately 20.06%.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield Sensitivity of the Class B Bonds" in this prospectus supplement.

         Some of the High CLTV Loans will include provisions allowing the related borrower to substitute the related mortgaged property. The Servicing Agreement provides that this substitution will only be permitted if the following requirements are met:

         o the combined loan-to-value ratio of the High CLTV Loan after such substitution must be less than or equal to the combined loan-to-value ratio prior to such substitution,

         o the loan-to-value ratio of the obligation secured by a first lien on the new mortgaged property must be less than or equal to the loan-to-value ratio of the obligation secured by a first lien on the released mortgaged property at the time such High CLTV Loan was originated, and

        o both the released and the new mortgaged property must be a single-family owner occupied property.

         In addition, the Servicing Agreement will provide that with respect to any High CLTV Loan the Master Servicer may allow the refinancing of a senior lien on the related mortgaged property, provided that certain requirements are met, including, except under certain limited circumstances, that the resulting combined loan-to-value ratio of such High CLTV Loan is no higher than the combined loan-to-value ratio prior to such refinancing and the interest rate on the refinancing senior loan is no higher than the interest rate on the refinanced senior loan.

         One mortgage loan, representing approximately 0.01% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date), is a balloon loan. The amount of the balloon payment on this mortgage loan is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. This balloon loan has a remaining term to maturity of approximately 119 months.

         None of the mortgage loans are buydown mortgage loans.

         A substantial majority and possibly all of the fixed-rate mortgage loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Three of the adjustable-rate mortgage loans have reached their first adjustment date as of the Closing Date.

         Approximately 60.51% of the mortgage loans provide for prepayment charges.

         Approximately 34.44% and 15.66% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the Radian PMI Rates have a weighted average of approximately 0.83% per annum

         Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                                                PRINCIPAL BALANCES AT ORIGINATION


                                                                                                   PERCENTAGE OF
                  ORIGINAL                                                                          CUT-OFF DATE
                MORTGAGE LOAN                      NUMBER OF           AGGREGATE UNPAID              AGGREGATE
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
           -------------------                   --------------        -----------------        ------------------
      0.01 -  50,000.01......................           79             $  3,282,066                     0.66%
 50,000.01 - 100,000.00......................          211               15,426,994                     3.09
100,000.01 - 150,000.00......................          311               39,715,423                     7.94
150,000.01 - 200,000.00......................          397               69,799,415                    13.96
200,000.01 - 250,000.00......................          339               76,124,017                    15.22
250,000.01 - 300,000.00......................          269               73,832,203                    14.77
300,000.01 - 350,000.00......................          208               67,319,996                    13.46
350,000.01 - 400,000.00......................          166               62,669,404                    12.53
400,000.01 - 450,000.00......................           64               27,359,367                     5.47
450,000.01 - 500,000.00......................           59               28,264,753                     5.65
500,000.01 - 550,000.00......................           16                8,371,707                     1.67
550,000.01 - 600,000.00......................           15                8,619,438                     1.72
600,000.01 - 650,000.00......................           18               11,490,984                     2.30
650,000.01 or greater........................           11                7,720,182                     1.54
                                                     -----             ------------                   ------
     Total...................................        2,163             $499,995,950                   100.00%
                                                     =====             ============                   ======

         The average principal balance of the mortgage loans at origination was approximately $231,702.



                                            PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                                   PERCENTAGE OF
                                                                                                   CUT-OFF DATE
            CURRENT MORTGAGE LOAN                  NUMBER OF           AGGREGATE UNPAID              AGGREGATE
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
           -------------------                   --------------        -----------------        ------------------
      0.01 -  50,000.00......................              113             $  4,886,160                   0.98%
 50,000.01 - 100,000.00......................              177               13,822,901                   2.76
100,000.01 - 150,000.00......................              311               39,715,423                   7.94
150,000.01 - 200,000.00......................              397               69,799,415                  13.96
200,000.01 - 250,000.00......................              339               76,124,017                  15.22
250,000.01 - 300,000.00......................              269               73,832,203                  14.77
300,000.01 - 350,000.00......................              208               67,319,996                  13.46
350,000.01 - 400,000.00......................              166               62,669,404                  12.53
400,000.01 - 450,000.00......................               64               27,359,367                   5.47
450,000.01 - 500,000.00......................               59               28,264,753                   5.65
500,000.01 - 550,000.00......................               16                8,371,707                   1.67
550,000.01 - 600,000.00......................               15                8,619,438                   1.72
600,000.01 - 650,000.00......................               18               11,490,984                   2.30
650,000.01 or greater........................               11                7,720,182                   1.54
                                                         -----             ------------                 ------
     Total...................................            2,163             $499,995,950                 100.00%
                                                         =====             ============                 ======

                 As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $231,159.


                                                         MORTGAGE RATES


                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
          MORTGAGE RATES(%)                MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
          --------------                   --------------        -----------------          -----------------
2.875 - 2.999.......................             1                  $    274,518                 0.05%
3.000 - 3.499.......................             7                     2,575,800                 0.52
3.500 - 3.999.......................            33                    11,857,437                 2.37
4.000 - 4.499.......................            51                    14,706,021                 2.94
4.500 - 4.999.......................           125                    35,290,529                 7.06
5.000 - 5.499.......................           114                    32,456,072                 6.49
5.500 - 5.999.......................           219                    58,996,204                 11.8
6.000 - 6.499.......................           227                    59,584,064                11.92
6.500 - 6.999.......................           370                    93,804,229                18.76
7.000 - 7.499.......................           250                    59,105,322                11.82
7.500 - 7.999.......................           265                    58,566,168                11.71
8.000 - 8.499.......................           134                    26,263,646                 5.25
8.500 - 8.999.......................           119                    23,764,983                 4.75
9.000 - 9.499.......................            41                     7,580,017                 1.52
9.500 - 9.999.......................            24                     4,338,114                 0.87
10.000 - 10.499.....................             9                     1,546,405                 0.31
10.500 - 10.999.....................             5                       779,718                 0.16
11.000 - 11.499.....................             1                        93,750                 0.02
11.500 - 11.999.....................            12                       859,363                 0.17
12.000 - 12.499.....................             2                        96,656                 0.02
12.500 - 12.999.....................            30                     1,418,678                 0.28
13.000 - 13.499.....................            16                       776,818                 0.16
13.500 - 13.999.....................            46                     2,307,515                 0.46
14.000 - 14.499.....................            15                       658,324                 0.13
14.500 - 14.999.....................            31                     1,565,435                 0.31
15.000 - 15.499.....................             3                       165,999                 0.03
15.500 - 15.999.....................             8                       326,878                 0.07
16.000 - 16.499.....................             4                       180,172                 0.04
16.500 - 16.999.....................             1                        57,116                 0.01
                                             -----                  ------------               ------
     Total..........................         2,163                  $499,995,950               100.00%
                                             =====                  ============               ======

         The weighted average mortgage rate of the mortgage loans was approximately 6.664% per annum.


                                                      NEXT ADJUSTMENT DATE


                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
         NEXT ADJUSTMENT DATE              MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
         --------------------              --------------        -----------------          -----------------
Fixed-Rate Loans (N/A)..........                166          $     8,048,102                          1.61%
March 1, 2002...................                  1                  111,687                          0.02
April 1, 2002...................                 14                3,362,565                          0.67
May 1, 2002.....................                 30                7,916,851                          1.58
June 1, 2002....................                100               25,334,237                          5.07
July 1, 2002....................                415              108,078,219                         21.62
August 1, 2002..................                534              140,591,818                         28.12
September 1, 2002...............                145               37,703,827                          7.54
April 1, 2003...................                  1                  162,778                          0.03
May 1, 2003.....................                  2                  391,836                          0.08
June 1, 2003....................                  2                  352,742                          0.07
July 1, 2003....................                  1                  457,683                          0.09
August 1, 2003..................                  1                  547,119                          0.11
September 1, 2003...............                  8                2,317,533                          0.46
October 1, 2003.................                 10                2,831,856                          0.57
November 1, 2003................                 37                7,541,529                          1.51
December 1, 2003................                 83               18,764,530                          3.75
January 1, 2004.................                233               54,511,158                         10.90
February 1, 2004................                266               55,684,764                         11.14
March 1, 2004...................                 68               14,398,266                          2.88
April 1, 2004...................                  2                  390,429                          0.08
May 1, 2004.....................                  1                  161,837                          0.03
June 1, 2004....................                  1                  495,152                          0.10
July 1, 2004....................                  1                  143,275                          0.03
August 1, 2004..................                  1                  344,933                          0.07
September 1, 2004...............                  1                  273,775                          0.05
October 1, 2004.................                  1                  342,995                          0.07
November 1, 2004................                  5                  672,184                          0.13
December 1, 2004................                  4                  949,797                          0.19
January 1, 2005.................                 13                2,780,119                          0.56
February 1, 2005................                  8                2,455,641                          0.49
March 1, 2005...................                  4                  848,900                          0.17
January 1, 2007.................                  3                  703,814                          0.14
February 1, 2007................                  1                  324,000                          0.06
                                              -----             ------------                        ------
   Total........................              2,163             $499,995,950                        100.00%
                                              =====             ============                        ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the adjustable-rate mortgage loans will be approximately 356 months.



                                                  GROSS MARGIN


                                                                                             PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID             AGGREGATE
          GROSS MARGINS (%)                MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
          -------------                    --------------        -----------------         ------------------
Fixed-Rate Loans (N/A)......                  166           $    8,048,102                          1.61%
1.999 or Less...............                    3                1,122,651                          0.22
2.000 - 2.249...............                   33               12,041,115                          2.41
2.250 - 2.499...............                   24                6,143,396                          1.23
2.500 - 2.749...............                  464              122,259,227                         24.45
2.750 - 2.999...............                  610              149,785,555                         29.96
3.000 - 3.249...............                  395               94,373,106                         18.87
3.250 - 3.499...............                  236               56,595,233                         11.32
3.500 - 3.749...............                   72               16,802,376                          3.36
3.750 - 3.999...............                   52               11,538,458                          2.31
4.000 - 4.249...............                   39                7,998,497                          1.60
4.250 - 4.499...............                   16                3,058,253                          0.61
4.500 - 4.749...............                   18                3,447,092                          0.69
4.750 - 4.999...............                   14                2,884,485                          0.58
5.000 - 5.249...............                   12                2,345,591                          0.47
5.250 - 5.499...............                    3                  512,433                          0.10
5.500 - 5.749...............                    1                  200,000                          0.04
5.750 - 5.999...............                    2                  340,461                          0.07
6.250 - 6.499...............                    2                  338,081                          0.07
6.500 - 6.749...............                    1                  161,837                          0.03
                                            -----            -------------                        ------
  Total.......................              2,163            $499,995,950                         100.00%
                                            =====            =============                        ======

         As of the Cut-off Date, the weighted average Gross Margin of the adjustable-rate mortgage loans will be approximately 2.907% per annum.

                              MAXIMUM MORTGAGE RATE

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                             NUMBER OF      AGGREGATE UNPAID       AGGREGATE
MAXIMUM MORTGAGE RATE(%)  MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
---------------------     --------------   -----------------   -----------------
Fixed-Rate Loans (N/A)..        166          $  8,048,102            1.61%
10.001 - 10.500 ........          1               331,532            0.07
11.001 - 11.500 ........          3             1,339,018            0.27
11.501 - 12.000.........         11             3,226,739            0.65
12.001 - 12.500.........        877           238,286,525           47.66
12.501 - 13.000.........        343            85,621,834           17.12
13.001 - 13.500.........        249            57,552,229           11.51
13.501 - 14.000.........        214            48,806,138            9.76
14.001 - 14.500.........        121            23,302,847            4.66
14.501 - 15.000.........         92            17,882,910            3.58
15.001 - 15.500.........         48             9,063,397            1.81
15.501 - 16.000.........         20             3,347,924            0.67
16.001 - 16.500.........         10             1,867,248            0.37
16.501 - 17.000.........          3               537,662            0.11
17.001 - 17.500.........          3               598,128            0.12
17.501 - 18.000.........          1                89,967            0.02
18.001 - 18.500.........          1                93,750            0.02
                              -----          ------------          ------
   Total................      2,163          $499,995,950          100.00%
                              =====          ============          ======

     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the adjustable-rate mortgage loans will be approximately 13.039% per annum.

                           INITIAL FIXED-RATE PERIOD

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                             NUMBER OF      AGGREGATE UNPAID       AGGREGATE
INITIAL FIXED-RATE PERIOD  MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------  --------------  -----------------   -----------------
Fixed-Rate Loans (N/A) ..        166          $  8,048,102            1.61%
Six Months...............      1,239           323,099,204           64.62
Two Years................        712           157,976,389           31.60
Three Years..............         42             9,844,441            1.97
Five Years...............          4             1,027,814            0.21
                               -----          ------------          ------
Total....................      2,163          $499,995,950          100.00%
                               =====          ============          ======



                                INITIAL RATE CAP

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                             NUMBER OF     AGGREGATE UNPAID        AGGREGATE
 INITIAL RATE CAP (%)     MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
 -----------------        --------------   -----------------   -----------------
Fixed-Rate Loans (N/A) ..       166        $    8,048,102             1.61%
1.00.....................     1,215           318,440,070            63.69
1.50.....................        24             4,683,970             0.94
3.00.....................       758           168,823,808            33.77
                              -----         -------------           ------
     Total...............     2,163          $499,995,950           100.00%
                              =====          ============           ======


                                PERIODIC RATE CAP

                                                                 PERCENTAGE OF
                                                                 CUT-OFF DATE
                             NUMBER OF      AGGREGATE UNPAID       AGGREGATE
PERIODIC RATE CAP (%)     MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
------------------        --------------   -----------------   -----------------
Fixed-Rate Loans (N/A)...       166           $  8,048,102            1.61%
1.00.....................     1,963            485,468,697           97.09
1.50.....................        31              5,739,717            1.15
2.00.....................         3                739,434            0.15
                              -----           ------------          ------
     Total...............     2,163           $499,995,950          100.00%
                              =====           ============          ======

                            ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                 PERCENTAGE OF
                                        NUMBER OF       AGGREGATE UNPAID    CUT-OFF DATE AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)(1)  MORTGAGE LOANS    PRINCIPAL BALANCE      PRINCIPAL BALANCE
-----------------------------------   --------------    -----------------      -----------------
20.01 - 25.00.......................          4            $    999,544                0.20%
25.01 - 30.00.......................          2                 259,707                0.05
30.01 - 35.00.......................          2                 280,000                0.06
35.01 - 40.00.......................          7               2,203,287                0.44
40.01 - 45.00.......................         12               3,318,290                0.66
45.01 - 50.00.......................         12               4,046,096                0.81
50.01 - 55.00.......................         17               4,982,517                1.00
55.01 - 60.00.......................         32               9,509,743                1.90
60.01 - 65.00.......................         35               9,844,990                1.97
65.01 - 70.00.......................        136              41,812,533                8.36
70.01 - 75.00.......................         88              24,340,220                4.87
75.01 - 80.00.......................        558             139,591,712               27.92
80.01 - 85.00.......................         61              14,230,619                2.85
85.01 - 90.00.......................        510             118,697,620               23.74
90.01 - 95.00.......................        489             110,132,335               22.03
95.01 - 100.00......................         53               8,707,773                1.74
100.01 -105.00......................          3                 144,586                0.03
105.01 -110.00......................          9                 431,821                0.09
110.01 -115.00......................         11                 566,442                0.11
115.01 -120.00......................         30               1,385,558                0.28
120.01 -125.00......................         92               4,510,554                0.90
                                          -----            ------------              ------
    Total...........................      2,163            $499,995,950              100.00%
                                          =====            ============              ======

     The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 20.06% and 125.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 83.40%.



------------------------
(1) With respect to the fixed-rate mortgage loans, the combined loan-to-value ratio.

                                 OCCUPANCY TYPES

                                                                PERCENTAGE OF
                                                                CUT-OFF DATE
                           NUMBER OF      AGGREGATE UNPAID        AGGREGATE
OCCUPANCY TYPE           MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
--------------          ---------------   -----------------   -----------------
Owner Occupied.........     1,966           $458,483,950            91.70%
Non-Owner Occupied.....       154             30,133,689             6.03
Second Home............        43             11,378,311             2.28
                            -----           ------------           ------
     Total.............     2,163           $499,995,950           100.00%
                            =====           ============           ======

     Occupancy type is based on the representation of the borrower at the time of origination.


                      MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                PERCENTAGE OF
                                                                                CUT-OFF DATE
                                          NUMBER OF      AGGREGATE UNPAID         AGGREGATE
LOAN PROGRAM AND DOCUMENTATION TYPE     MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------------------------     --------------   -----------------    -----------------
Progressive Series Program (Full
Documentation).........................       317          $ 53,406,972              10.68%
Progressive Series Program (Lite
Income/Stated Asset Documentation).....         1               581,476               0.12
Progressive Series Program (Limited
(Stated) Documentation)................       208            48,177,057               9.64
Progressive Series Program (No
Income/No Asset Documentation).........        30            11,030,432               2.21
Progressive Express(TM)No Doc Program
(No Documentation).....................       156            33,429,836               6.69
Progressive Express(TM)Program
(Verified Assets)......................       664           175,873,652              35.18
Progressive Express(TM)Program (Non
Verified Assets).......................       786           177,332,282              35.47
Progressive Express(TM)Program (Self-
Employed)..............................         1               164,243               0.03
                                            -----          ------------             ------
     Total.............................     2,163          $499,995,950             100.00%
                                            =====          ============             ======

     SEE "-- UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                 RISK CATEGORIES

                                                                        PERCENTAGE OF
                                                                        CUT-OFF DATE
                                   NUMBER OF      AGGREGATE UNPAID        AGGREGATE
     CREDIT GRADE               MORTGAGE LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
     ------------               --------------    -----------------   -----------------
A+(1)..........................       185           $ 51,354,255           10.27%
A(1)...........................       325             55,512,647           11.10
A-(1)..........................        40              5,546,455            1.11
B(1)...........................         5                643,994            0.13
C(1)...........................         1                174,421            0.03
CX(1)..........................         1                163,661            0.03
Progressive Express(TM)I(2)....       733            180,923,695           36.19
Progressive Express(TM)II(2)...       730            173,324,280           34.67
Progressive Express(TM)III(2)..        75             17,821,355            3.56
Progressive Express(TM)IV(2)...        52             11,449,951            2.29
Progressive Express(TM)V(2)....        12              2,111,163            0.42
Progressive Express(TM)VI(2)...         4                970,072            0.19
                                    -----           ------------          ------
      Total....................     2,163           $499,995,950          100.00%
                                    =====           ============          ======

-----------------

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V, and VI, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE "-- UNDERWRITING STANDARDS."

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting foR these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

     SEE "-- UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.


                                 PROPERTY TYPES

                                                                PERCENTAGE OF
                             NUMBER OF                           CUT-OFF DATE
                             MORTGAGE      AGGREGATE UNPAID        AGGREGATE
        PROPERTY TYPE          LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE
        -------------          -----      -----------------   -----------------
Single-Family.............     1,514       $345,136,873             69.03%
Planned Unit Development..       342         94,087,840             18.82
Condominium...............       250         47,771,008              9.55
Two-Family................        25          5,452,731              1.09
Four-Family...............        13          3,363,643              0.67
Hi-Rise Condo.............         9          2,385,389              0.48
Three-Family..............         9          1,710,170              0.34
Leaseholds................         1             88,295              0.02
                               -----       ------------            ------
   Total..................     2,163       $499,995,950            100.00%
                               =====       ============            ======

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                 PERCENTAGE OF
                                                                                 CUT-OFF DATE
                                             NUMBER OF      AGGREGATE UNPAID       AGGREGATE
                   STATE                  MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                   -----                  --------------   -----------------   -----------------
California..............................      1,243           $321,604,092            64.32%
Florida.................................        139             25,287,524             5.06
Illinois................................         87             18,262,961             3.65
Other (less than 3% in any one state)...        694            134,841,373            26.97
                                              -----           ------------           ------
   Total................................      2,163           $499,995,950           100.00%
                                              =====           ============           ======


     No more than approximately 1.22% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) will be secured by mortgaged properties located in any one zip code.


                                  LOAN PURPOSES

                                                                 PERCENTAGE OF
                                                                  CUT-OFF DATE
                              NUMBER OF      AGGREGATE UNPAID      AGGREGATE
    LOAN PURPOSE           MORTGAGE LOANS   PRINCIPAL BALANCE  PRINCIPAL BALANCE
    ------------           --------------   -----------------  -----------------
Purchase...................     1,230         $289,962,504           57.99%
Cash-Out Refinance.........       712          152,482,448           30.50
Rate and Term Refinance....       221           57,550,998           11.51
                                -----         ------------          ------
   Total...................     2,163         $499,995,950          100.00%
                                =====         ============          ======



     In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.